SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ---------------------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                        --------------------------------

                               LECROY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                                 13-2507777
   (State or Other Jurisdiction                    (I.R.S. Employer
 of Incorporation or Organization)                Identification No.)

             700 CHESTNUT RIDGE ROAD, CHESTNUT RIDGE, NEW YORK 10977
               (Address of Principal Executive Offices) (Zip Code)

                        --------------------------------

            LeCroy Corporation 2004 Employment Inducement Stock Plan
            LeCroy Corporation (CATC) Special 2000 Stock Option Plan
               LeCroy Corporation (CATC) 2000 Stock Incentive Plan
                LeCroy Corporation (CATC) 1994 Stock Option Plan
                            (Full title of the plans)

                        --------------------------------

                   THOMAS H. RESLEWIC, CHIEF EXECUTIVE OFFICER
                               LECROY CORPORATION
                             700 CHESTNUT RIDGE ROAD
                         CHESTNUT RIDGE, NEW YORK 10977
                     (Name and address of agent for service)

                                 (845) 425-2000
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                             ROGER D. FELDMAN, ESQ.
                             FISH & RICHARDSON P.C.
                               225 FRANKLIN STREET
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 956-5924

                         CALCULATION OF REGISTRATION FEE
================================================================================
                                         Proposed     Proposed       Amount Of
 Title Of Each Class Of                   Maximum      Maximum     Registration
       Securities            Amount      Offering     Aggregate         Fee
         To Be                To Be      Price Per    Offering
       Registered        Registered (1)  Share (2)    Price (2)
--------------------------------------------------------------------------------
Common Stock, $0.01 par    1,629,284     $20.54    $33,465,493.36     $4,240
value per share
================================================================================

(1) In accordance with Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement shall also cover any additional shares of the Registrant's Common Stock which become issuable under the plans by reason of a stock dividend, stock split, recapitalization or other similar transaction.

(2) This estimate is made pursuant to Rule 457(h) solely for the purpose of calculating the registration fee. It is not known how many shares will be purchased under the plans or at what price such shares will be purchased. The above calculation is based on the offering of 1,629,284 shares registered hereunder at a purchase price of $20.54 per share, which is the average of the high and low prices of the Registrant's Common Stock as listed on The Nasdaq National Market on November 16, 2004.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.

         The information required by Item 1 is included in documents sent or given to participants in the plans covered by this Registration Statement pursuant to Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act").

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

         The information required by Item 2 is included in documents sent or given to participants in the plans covered by this Registration Statement pursuant to Rule 428(b)(1) of the Securities Act.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed by LeCroy Corporation (the "Registrant") with the SEC are incorporated by reference into this Registration Statement:

         1. The Registrant's Annual Report on Form 10-K for the fiscal year ended June 30, 2004;

         2. All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the Registrant's 2004 fiscal year; and

         3. The descriptions of the Registrant's common stock that are contained in the registration statements filed under Section 12 of the Exchange Act, including any amendment or report filed for the purpose of updating such descriptions.

         In addition, all documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act subsequent to the date of filing of this Registration Statement and prior to the filing of a post-effective amendment that indicates that all securities registered hereby have been sold or that deregisters all of such securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement from the respective dates of filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Fish & Richardson P.C., Boston, Massachusetts, will provide the Registrant with a legal opinion in connection with the securities being registered hereby. Roger D. Feldman, a principal of Fish & Richardson P.C., is an Assistant Secretary of the Registrant. Mr. Feldman holds as trustee of certain trusts an aggregate of 49,370 shares of common stock of the Registrant. Mr. Feldman disclaims beneficial ownership of these shares.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and certain other persons to the extent and under the circumstances set forth therein.

         The Registrant's By-Laws and Certificate of Incorporation provide for indemnification of officers and directors of the Registrant and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions. The Registrant has entered into indemnification agreements with certain of its executive officers and directors, pursuant to which the Registrant has agreed to indemnify such persons to the fullest extent permitted by law, and providing for certain other protections.

         The Registrant maintains insurance for the benefit of its directors and officers insuring such persons against certain liabilities, including liabilities under applicable securities laws.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.  EXHIBITS.

         The following exhibits are filed as part of this Registration
Statement:

Exhibit No.                          Description
-----------                          -----------

4.1 LeCroy Corporation 2004 Employment Inducement Stock Plan (incorporated by reference to Exhibit 10.5 to the Registrant's Form 8-K, filed with the SEC on November 2, 2004).

4.2 Computer Access Technology Corporation Special 2000 Stock Option Plan (incorporated by reference to Exhibit 10.7 to the Registrant's Form 8-K, filed with the SEC on November 2, 2004).

4.3 Computer Access Technology Corporation 2000 Stock Incentive Plan (incorporated by reference to Exhibit 10.8 to the Registrant's Form 8-K, filed with the SEC on November 2, 2004).

4.4 Computer Access Technology Corporation 1994 Stock Option Plan (incorporated by reference to Exhibit 10.9 to the Registrant's Form 8-K, filed with the SEC on November 2, 2004).

4.5 Amendments to Computer Access Technology Corporation Special 2000 Stock Option Plan (incorporated by reference to Exhibit 10.11 to the Registrant's Form 8-K, filed with the SEC on November 2, 2004).

4.6 Amendments to Computer Access Technology Corporation 2000 Stock Incentive Plan (incorporated by reference to Exhibit 10.12 to the Registrant's Form 8-K, filed with the SEC on November 2, 2004).

4.7 Amendments to Computer Access Technology Corporation 1994 Stock Option Plan (incorporated by reference to Exhibit 10.13 to the Registrant's Form 8-K, filed with the SEC on November 2, 2004).

4.8 Amendment to LeCroy Corporation (CATC) Special 2000 Stock Option Plan (incorporated by reference to Exhibit 10.2 to the Registrant's Form 8-K, filed with the SEC on November 19, 2004).

4.9 Amendment to LeCroy Corporation (CATC) 2000 Stock Incentive Plan. (incorporated by reference to Exhibit 10.3 to the Registrant's Form 8-K, filed with the SEC on November 19, 2004).

4.10 Amendment to LeCroy Corporation (CATC) 1994 Stock Option Plan (incorporated by reference to Exhibit 10.4 to the Registrant's Form 8-K, filed with the SEC on November 19, 2004).

5 Opinion of Fish & Richardson P.C. as to the legality of the securities being registered.

23.1     Consent of Fish & Richardson P.C. (included in Exhibit 5).

23.2     Consent of KPMG LLP, independent registered public accounting firm.

23.3 Consent of Ernst & Young LLP, independent registered public accounting firm.

24 Power of Attorney (included on the signature pages of this Registration Statement).

ITEM 9.  UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         (4) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (5) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Chestnut Ridge, State of New York, on November 19, 2004.


                                     LECROY CORPORATION

                                     By:      /s/ Thomas H. Reslewic
                                             --------------------------
                                     Name:   Thomas H. Reslewic
                                     Title:  President, Chief Executive Officer
                                             and Director



                                POWER OF ATTORNEY

         Each person whose signature appears below hereby appoints Scott D. Kantor and Roger D. Feldman, and each of them singly, acting alone and without the other, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution in each of them, for him and his name, place and stead, and in any and all capacities, to do and perform any and all acts and to sign any and all amendments (including without limitation post-effective amendments) to this registration statement on Form S-8 and to file the same, with all exhibits thereto and other documents in connection therewith necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, which amendments may make such other changes in the Registration Statement as the aforesaid attorney-in-fact executing the same deems appropriate.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

         SIGNATURE                    TITLE                          DATE


/s/ Charles A. Dickinson         Chairman of the Board        November 19, 2004
--------------------------       of Directors
    Charles A. Dickinson


/s/ Thomas H. Reslewic           President, Chief Executive   November 19, 2004
--------------------------       Officer and Director
    Thomas H. Reslewic


/s/ Scott D. Kantor              Vice President, Finance,     November 19, 2004
--------------------------       Chief Financial Officer,
    Scott D. Kantor              Secretary and Treasurer


/s/ Robert E. Anderson           Director                     November 19, 2004
--------------------------
    Robert E. Anderson


/s/ Walter O. LeCroy, Jr.        Director                     November 19, 2004
--------------------------
    Walter O. LeCroy, Jr.


/s/ Norman R. Robertson          Director                     November 19, 2004
--------------------------
    Norman R. Robertson


/s/ William G. Scheerer          Director                     November 19, 2004
--------------------------
    William G. Scheerer


/s/ Allyn C. Woodward, Jr.       Director                     November 19, 2004
--------------------------
    Allyn C. Woodward, Jr.

                                  EXHIBIT INDEX


Exhibit No.                     Description                             Page No.
----------                      -----------                            ---------

  4.1 LeCroy Corporation 2004 Employment Inducement Stock Plan (incorporated by reference to Exhibit 10.5 to the Registrant's Form 8-K, filed with the SEC on November 2,
             2004).

  4.2 Computer Access Technology Corporation Special 2000 Stock Option Plan (incorporated by reference to Exhibit 10.7 to the Registrant's Form 8-K, filed with the SEC on November 2,
             2004).

  4.3 Computer Access Technology Corporation 2000 Stock Incentive Plan (incorporated by reference to Exhibit 10.8 to the Registrant's Form 8-K, filed with the SEC on November 2,
             2004).

  4.4 Computer Access Technology Corporation 1994 Stock Option Plan (incorporated by reference to Exhibit 10.9 to the Registrant's Form 8-K, filed with the SEC on November 2,
             2004).

  4.5 Amendments to Computer Access Technology Corporation Special 2000 Stock Option Plan (incorporated by reference to Exhibit
             10.11 to the Registrant's Form 8-K, filed with the SEC on November 2, 2004).

  4.6 Amendments to Computer Access Technology Corporation 2000 Stock Incentive Plan (incorporated by reference to Exhibit
             10.12 to the Registrant's Form 8-K, filed with the SEC on November 2, 2004).

  4.7 Amendments to Computer Access Technology Corporation 1994 Stock Option Plan (incorporated by reference to Exhibit
             10.13 to the Registrant's Form 8-K, filed with the SEC on November 2, 2004).

  4.8 Amendment to LeCroy Corporation (CATC) Special 2000 Stock Option Plan (incorporated by reference to Exhibit 10.2 to the Registrant's Form 8-K, filed with the SEC on November 19, 2004).

  4.9 Amendment to LeCroy Corporation (CATC) 2000 Stock Incentive Plan (incorporated by reference to Exhibit 10.3 to the Registrant's Form 8-K, filed with the SEC on November 19,
             2004).

 4.10 Amendment to LeCroy Corporation (CATC) 1994 Stock Option Plan (incorporated by reference to Exhibit 10.4 to the Registrant's Form 8-K, filed with the SEC on November 19,
             2004).

   5 Opinion of Fish & Richardson P.C. as to the legality of the securities being registered.

 23.1        Consent of Fish & Richardson P.C. (included in Exhibit 5).

 23.2 Consent of KPMG LLP, independent registered public accounting firm.

 23.3 Consent of Ernst & Young LLP, independent registered public accounting firm.

  24 Power of Attorney (included on the signature pages of this Registration Statement).

* Refers to page number in sequentially numbered copy.